Exhibit 10.21

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY

(Multiple Assignees)

THE STATE OF COLORADO	§
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	§	KNOW ALL MEN BY THESE PRESENTS:
§
COUNTY OF WELD	§
§

Energy & Exploration Partners, LLC whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376, hereinafter called “Assignor”, for and inconsideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does by these presents, GRANT, ASSIGN, TRANSFER and CONVEY unto the parties set forth below, hereinafter called the “Assignees”:

Oso+Toro Multistrategy Fund Series Interest of the SALI Multiseries Fund II 3(C1) LP, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Oso+Toro Multistrategy Fund (Tax Exempt) Segregated Portfolio of the SALI Multiseries Fund SPC Ltd, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Carl Lasner, an individual, whose address is 1225 Red Hawk Rd., Wimberley, TX 78678;

Zachary Burk Lowe, an individual, whose address is 4154 Santa Barbara Dr., Dallas, Texas 75214;

Jason Roberts, an individual, whose address is 3005 Amherst Ave., Dallas, TX 75225.

an overriding royalty interest (the “Overriding Royalty”), as described in Exhibit “A” attached hereto and made a part hereof for all purposes, in all oil, gas and other hydrocarbons produced, save and sold under the terms of the Oil and Gas Leases described in Exhibit “A” (the “Lease(s)”) covering the lands described therein located in Weld County, Colorado.

The assignment of Overriding Royalty made herein is subject to the following terms, conditions and provisions:

1.	For the purposes of calculating royalty payments, expenses and deductions, the Overriding Royalty shall be subject to the exact terms, conditions and provisions as those found in the Leases, on a lease by lease basis. In other words, should the underlying or referenced lease provide for cost free royalty then the Overriding Royalty shall also be free and clear of all cost and expenses of exploration, production, transportation and marketing, but shall bear its proportionate share of all gross production, severance, ad valorem and similar taxes. However, should the underlying referenced lease, on a lease by lease basis, be subject to deductions for transportation, dehydration and marketing then the Overriding Royalty shall also be subject to the same deductions and proportionate share of all gross production, severance, ad valorem and similar taxes.

2.	If any of the Leases cover less than the full (100% of 8/8ths) interest in oil, gas and other minerals in all or any part of the lands and depths described therein, the Overriding Royalty shall be proportionately reduced and paid to Assignee in the proportion that the interest covered by said Lease bears to the entire mineral estate;

3.	Assignor may, without the joinder of Assignee, pool and combine Assignee’s Overriding Royalty with other leases and lands in compliance with terms and conditions of the Leases.

4.	The Overriding Royalty shall attach to any extension or renewals of the Leases and shall be calculated and paid in the same manner as the original reservation set forth herein. Any lease acquired by Assignor, or its successors or assigns, within one (1) year of the termination of the Leases shall be deemed an extension or renewal lease for the purposes of this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

TO HAVE AND TO HOLD the above described overriding royalty, together with all and singular the rights and appurtenances thereunto in anywise belonging unto Assignee, its successors and assigns forever; and Assignor does by these presents bind itself and its successors and assigns to warrant and forever defend all and singular, the Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this instrument as of the dates set forth in the acknowledgement certificates below, but it is effective as of the date of each Lease.

ASSIGNOR

ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company

By:	/s/ Hunt Pettit
Hunt Pettit, President

~ACKNOWLEDGEMENT~

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me on this 20 of August, 2012 by Hunt Pettit, President of Energy & Exploration Partners, LLC, a Delaware limited liability company, on behalf of said company.

[SEAL]	/s/ Carey C. Hewitt
Notary Public in and for the State of Texas

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EXHIBIT A

							Assignee ORRI (2)
STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
CO	Weld	Leslie H. Brumley	ENEXP	6/24/2011	Reception # 3775990	NA	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
CO	Weld	Ila Mae Daniels	ENEXP	6/24/2011	Reception # 3775991	NA	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
CO	Weld	Jeannine Brumley/Duane Schwartz	ENEXP	6/24/2011	Reception # 3775989	NA	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
CO	Weld	Alice Brewster	ENEXP	6/24/2011	Reception # 3775988	NA	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
CO	Weld	Daniel Varra (Truste)e and Carolyn Varra	ENEXP			NA	0.646903%	0.431269%	0.010777%	0.026960%	0.026949%
CO	Weld	Norman & Patricia Freeman	ENEXP	8/9/2011	Reception # 3784900	NA	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
CO	Weld	Raymond and Gloria Winder Family Trust	ENEXP	7/6/2011	Reception # 3778008	NA	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
CO	Weld	Breniman Farms LLC	ENEXP	12/8/2011	Reception #3810605	NA	0.646903%	0.431269%	0.010777%	0.026960%	0.026949%
CO	Weld	Sharon L. Gray	ENEXP	7/18/2011	Reception # 3780411	NA	0.646903%	0.431269%	0.010777%	0.026960%	0.026949%
CO	Weld	Norman & Patricia Freeman Trust	ENEXP	5/2/2011	Reception #3765901	NA	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
CO	Weld	Gale A. Nelson	ENEXP	8/8/2011	Reception # 3784899	NA	0.113208%	0.075472%	0.001886%	0.004718%	0.004716%